Exhibit 4.24

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of August 1, 2012 among QC ENVIRONMENTAL SERVICES, INC., a North Dakota corporation, QC ENERGY RESOURCES NORTHWEST, LLC, a Delaware limited liability company, QC ENERGY RESOURCES TEXAS, LLC, a Delaware limited liability company, QC ENERGY LOGISTICS, LLC, a Delaware limited liability company, and QUALITY BULK LOGISTICS, LLC, a Delaware limited liability company (each, a “New Guarantor” and, collectively, the “New Guarantors”), the other Guarantors named in the signature pages hereto, QUALITY DISTRIBUTION, LLC, a Delaware limited liability company, and QD CAPITAL CORPORATION, a Delaware corporation (together, the “Issuers”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuers and certain Guarantors named therein have heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of November 3, 2010, providing for the issuance of the Issuers’ Second-Priority Senior Secured Notes due 2018 ( the “Notes”), initially in the aggregate principal amount of $225,000,000;

WHEREAS, Section 4.11 of the Indenture provides that under certain circumstances the Issuers are required to cause each New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which such New Guarantors shall unconditionally guarantee all the Issuers’ Obligations under the Notes and the Indenture pursuant to a Guarantee on the terms and conditions set forth herein;

WHEREAS, Sections 9.01(a)(iv), (x) and (xii) of the Indenture provide, respectively, that the Issuers, the Guarantors and the Trustee may amend the Indenture without the consent of the holders to (i) add a Guarantor with respect to the Notes pursuant to Section 4.11, (ii) surrender any right or power in the Indenture conferred upon the Issuers and (iii) make any change that does not adversely affect the rights of any holder;

WHEREAS, the Issuers, the Guarantors, the New Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture;

WHEREAS, the Issuers have complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture; and

WHEREAS, the Issuers have requested that the Trustee execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the New Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “holders” in

1

this Supplemental Indenture shall refer to the term “holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such holders. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Effectiveness. This Supplemental Indenture shall become effective immediately upon its execution and delivery by the Issuers and the Trustee.

3. Agreement to Guarantee. Each New Guarantor hereby agrees, jointly and severally with all existing Guarantors and all other New Guarantors, to unconditionally guarantee the Issuers’ Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article XII of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

4. Amendments. Section 11.04 of the Indenture is hereby amended by:

(i) in subsection (a) thereof, replacing the phrase “subject to subsections (b) and (c) of this Section 11.04” with the phrase “subject to subsections (b), (c) and (d) of this Section 11.04”; and

(ii) adding the following new subsection (d) at the end thereof:

“ (d) Notwithstanding anything herein to the contrary, to the extent necessary in order that under Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act of 1933 (or any other law, rule or regulation), any direct or indirect parent of QD LLC not be required to file separate financial statements of QD, LLC and/or its Subsidiaries with the SEC (or any other governmental agency), none of (i) the provisions of Section 11.04(a) or (ii) the provisions of Article XII of this Indenture shall operate to release the Guarantee of any direct or indirect parent of QD LLC.”

5. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

7. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals contained herein shall be taken as the statement of the Issuers, the Guarantors and the New Guarantors and the Trustee assumes no responsibility for their correctness.

8. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

2

9. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

10. Notices. All notices or other communications to the New Guarantors shall be given as provided in Section 13.02 of the Indenture.

3

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

QUALITY DISTRIBUTION, LLC, as an Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QD CAPITAL CORPORATION, as an Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

BOASSO AMERICA CORPORATION, as a Guarantor

By:	/s/ Gary R. Enzor
Name: Title:	Gary R. Enzor CEO

CHEMICAL LEAMAN CORPORATION, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

ENVIROPOWER INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

4

QUALA SYSTEMS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

POWER PURCHASING, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

AMERICAN TRANSINSURANCE GROUP, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

MEXICO INVESTMENTS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

MTL OF NEVADA, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

5

QD RISK SERVICES, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QUALITY CARRIERS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC DRY BULK, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY RESOURCES, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENVIRONMENTAL SERVICES, INC. as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

6

QC ENERGY RESOURCES NORTHWEST, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY RESOURCES TEXAS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY LOGISTICS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QUALITY BULK LOGISTICS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

7

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely as Trustee

By:	/s/ Melonee Young
Name:	Melonee Young
Title:	Vice President

8

OFFICER’S CERTIFICATE

August 1, 2012

This Officer’s Certificate is delivered pursuant to the Indenture, dated as of November 3, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Quality Distribution, LLC, a Delaware limited liability company (the “Company”), QD Capital Corporation, a Delaware corporation (together with the Company, the “Issuers”), the guarantors party thereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), relating to the 9.875% Second-Priority Senior Secured Notes due 2018 of the Issuers. Reference is hereby made to (i) the Second Supplemental Indenture, of even date herewith (the “Supplemental Indenture”), among the Issuers, QC Environmental Services, Inc., a North Dakota corporation, QC Energy Resources Northwest, LLC, a Delaware limited liability company, QC Energy Resources Texas, LLC, a Delaware limited liability company, QC Energy Logistics, LLC, a Delaware limited liability company and Quality Bulk Logistics, LLC, a Delaware limited liability company (each, an “Additional Guarantor” and, collectively, the “Additional Guarantors”), the other Guarantors and the Trustee, in the form attached here to as Exhibit A, (ii) Supplement No. 2 to the Collateral Agreement dated as of the date hereof (“Supplement No.2”), between the Additional Guarantors and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent and (iii) the Acknowledgement to the Intercreditor Agreement dated as of the date hereof by the Additional Guarantors, Bank of America, N.A., as Intercreditor Agent, and the Trustee, as Second Priority Agent (the “Acknowledgement” and, together with the Supplemental Indenture and Supplement No.2, the “Transaction Documents”). Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Indenture

The Issuers hereby request the Trustee to execute and deliver the Transaction Documents on the date hereof.

The undersigned officer of the Issuers, in his or her capacity as such and not in his or her individual capacity, hereby certifies on behalf of the Issuers as follows:

1.	He or she has read all of the covenants and conditions of the Indenture and the related definitions (including, but not limited to, Sections 4.11, 9.01, 9.06, 13.04 and 13.05 of the Indenture) with respect to the execution and delivery of the Transaction Documents by the Trustee.

2.	The statements made in this Officer’s Certificate are based upon an examination and investigation of the provisions of the Indenture and each of the other documents, certificates and corporate or other records that he or she considered appropriate.

3.

He or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether the covenants and conditions precedent, if any, under the Indenture with respect to the execution and delivery of the Transaction Documents by the Trustee have been complied with, whether the amendments to the Indenture set forth in the Supplemental Indenture are authorized or permitted by the Indenture and whether the Transaction Documents are the legal, valid and binding obligation of the Issuers and the Guarantors enforceable against them in accordance with their terms and comply with the provisions of the Indenture (including Section 9.03).

5.	In the opinion of the undersigned, such covenants and conditions precedent under the Indenture with respect to the execution and delivery of the Supplemental Indenture Documents by the Trustee have been complied with, the amendments to the Indenture set forth in the Supplemental Indenture are authorized or permitted by the Indenture and the Transaction Documents are the legal, valid and binding obligation of the Issuers and the Guarantors enforceable against them in accordance with their terms and comply with the provisions of the Indenture (including Section 9.03).

As to various questions of law relevant to the certification listed above in paragraph 5, each of the undersigned has relied upon the opinion of O’Melveny & Meyers LLP, special counsel to the Issuers, delivered concurrently herewith.

IN WITNESS WHEREOF, the undersigned have duly executed this Officer’s Certificate as of the date first written above.

QUALITY DISTRIBUTION, LLC, as an Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QD CAPITAL CORPORATION, as an Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

Exhibit A

Second Supplemental Indenture

(attached)

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of August 1, 2012 among QC ENVIRONMENTAL SERVICES, INC., a North Dakota corporation, QC ENERGY RESOURCES NORTHWEST, LLC, a Delaware limited liability company, QC ENERGY RESOURCES TEXAS, LLC, a Delaware limited liability company, QC ENERGY LOGISTICS, LLC, a Delaware limited liability company, and QUALITY BULK LOGISTICS, LLC, a Delaware limited liability company (each, a “New Guarantor” and, collectively, the “New Guarantors”), the other Guarantors named in the signature pages hereto, QUALITY DISTRIBUTION, LLC, a Delaware limited liability company, and QD CAPITAL CORPORATION, a Delaware corporation (together, the “Issuers”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuers and certain Guarantors named therein have heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of November 3, 2010, providing for the issuance of the Issuers’ Second-Priority Senior Secured Notes due 2018 ( the “Notes”), initially in the aggregate principal amount of $225,000,000;

WHEREAS, Section 4.11 of the Indenture provides that under certain circumstances the Issuers are required to cause each New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which such New Guarantors shall unconditionally guarantee all the Issuers’ Obligations under the Notes and the Indenture pursuant to a Guarantee on the terms and conditions set forth herein;

WHEREAS, Sections 9.01(a)(iv), (x) and (xii) of the Indenture provide, respectively, that the Issuers, the Guarantors and the Trustee may amend the Indenture without the consent of the holders to (i) add a Guarantor with respect to the Notes pursuant to Section 4.11, (ii) surrender any right or power in the Indenture conferred upon the Issuers and (iii) make any change that does not adversely affect the rights of any holder;

WHEREAS, the Issuers, the Guarantors, the New Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture;

WHEREAS, the Issuers have complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture; and

WHEREAS, the Issuers have requested that the Trustee execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the New Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “holders” in

1

this Supplemental Indenture shall refer to the term “holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such holders. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Effectiveness. This Supplemental Indenture shall become effective immediately upon its execution and delivery by the Issuers and the Trustee.

3. Agreement to Guarantee. Each New Guarantor hereby agrees, jointly and severally with all existing Guarantors and all other New Guarantors, to unconditionally guarantee the Issuers’ Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article XII of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

4. Amendments. Section 11.04 of the Indenture is hereby amended by:

(i) in subsection (a) thereof, replacing the phrase “subject to subsections (b) and (c) of this Section 11.04” with the phrase “subject to subsections (b), (c) and (d) of this Section 11.04”; and

(ii) adding the following new subsection (d) at the end thereof:

“ (d) Notwithstanding anything herein to the contrary, to the extent necessary in order that under Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act of 1933 (or any other law, rule or regulation), any direct or indirect parent of QD LLC not be required to file separate financial statements of QD, LLC and/or its Subsidiaries with the SEC (or any other governmental agency), none of (i) the provisions of Section 11.04(a) or (ii) the provisions of Article XII of this Indenture shall operate to release the Guarantee of any direct or indirect parent of QD LLC.”

5. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

7. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals contained herein shall be taken as the statement of the Issuers, the Guarantors and the New Guarantors and the Trustee assumes no responsibility for their correctness.

8. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

2

9. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

10. Notices. All notices or other communications to the New Guarantors shall be given as provided in Section 13.02 of the Indenture.

3

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

QUALITY DISTRIBUTION, LLC, as an Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QD CAPITAL CORPORATION, as an Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

BOASSO AMERICA CORPORATION, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

CHEMICAL LEAMAN CORPORATION, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

ENVIROPOWER INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

4

QUALA SYSTEMS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

POWER PURCHASING, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

AMERICAN TRANSINSURANCE GROUP, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

MEXICO INVESTMENTS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

MTL OF NEVADA, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

5

QD RISK SERVICES, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QUALITY CARRIERS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC DRY BULK, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY RESOURCES, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENVIRONMENTAL SERVICES, INC. as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

6

QC ENERGY RESOURCES NORTHWEST, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY RESOURCES TEXAS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY LOGISTICS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QUALITY BULK LOGISTICS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

7

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely as Trustee

By:	/s/ Melonee Young
Name:	Melonee Young
Title:	Vice President

8

BEIJING BRUSSELS CENTURY CITY HONG KONG JAKARTA† LONDON LOS ANGELES	Times Square Tower 7 Times Square New York, New York 10036 TELEPHONE (212) 326-2000 FACSIMILE (212) 326-2061 www.omm.com	NEWPORT BEACH SAN FRANCISCO SHANGHAI SILICON VALLEY SINGAPORE TOKYO WASHINGTON, D.C.

August 1, 2012

The Bank of New York Mellon Trust Company, N.A.

10161 Centurion Parkway

Jacksonville, FL 32256

Attention: Corporate Trust Administration

Re:	Quality Distribution, LLC/QD Capital Corporation

Ladies and Gentlemen:

We have acted as special counsel to Quality Distribution, LLC, a Delaware limited liability company (“Quality Distribution”), QD Capital Corporation, a Delaware corporation (“QD Capital,” and together with Quality Distribution, the “Issuers”). We are providing this opinion to you at the request of the Issuers pursuant to the Indenture, dated as of November 3, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuers, the guarantors party thereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), relating to the 9.875% Second-Priority Senior Secured Notes due 2018 of the Issuers. Reference is hereby made to (i) the Second Supplemental Indenture, of even date herewith (the “Supplemental Indenture”), among the Issuers, QC Environmental Services, Inc., a North Dakota corporation, QC Energy Resources Northwest, LLC, a Delaware limited liability company, QC Energy Resources Texas, LLC, a Delaware limited liability company, QC Energy Logistics, LLC, a Delaware limited liability company, and Quality Bulk Logistics, LLC, a Delaware limited liability company (each, an “Additional Guarantor” and, collectively, the “Additional Guarantors”), the other Guarantors and the Trustee, in the form attached here to as Exhibit A, (ii) Supplement No. 2 to the Collateral Agreement dated as of the date hereof (“Supplement No. 2”), between the Additional Guarantors and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent and (iii) the Acknowledgement to the Intercreditor Agreement dated as of the date hereof by the Additional Guarantor, Bank of America, N.A., as Intercreditor Agent, and the Trustee, as Second Priority Agent (the “Acknowledgment” and, together with the Supplemental Indenture and Supplement No. 2, the “Transaction Documents”). Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Indenture.

In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction, of those corporate and other records and documents we considered appropriate.

As to relevant factual matters, we have relied upon, among other things, the factual representations in the Officer’s Certificate delivered to you today by the Issuers (the “Officer’s Certificate”) in the form attached hereto as Exhibit B. In addition, we have assumed, without independent investigation, the accuracy of the factual statements made in the Officer’s Certificate.

† In association with Tumbuan & Partners

O’MELVENY & MYERS LLP

The Bank of New York Mellon Trust Company

August 1, 2012

We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. In addition, we assume that you have received the Officer’s Certificate and the Officer’s Certificate is reasonably satisfactory to you.

In connection with our opinion, (i) we have read (a) the conditions precedent and the related definitions in the Indenture, including, but not limited to, those set forth in Sections 4.11, 9.01, 9.03, 9.06, 13.04 and 13.05, (b) the Collateral Agreement dated as of November 3, 2010, among the Issuers, the other pledgors party thereto, and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent and (c) the Officer’s Certificate delivered to you pursuant to Sections 9.06, 13.04 and 13.05 of the Indenture (the “Officer’s Certificate”), a copy of which is attached to this opinion letter as Exhibit B, (ii) the nature and scope of the examination and investigation upon which such opinion is based included an examination of the Indenture, including the sections of the Indenture referred to above, and (iii) we believe that we have made such investigation and examination as is reasonably necessary to enable us to express the informed opinion set forth below.

As to relevant factual matters, we have, with your consent, relied upon, oral or written statements and representations of officers of the Issuers and Guarantors. We have not independently verified such factual matters.

We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. To the extent the obligations of the Issuers and the Guarantors depend on the enforceability of the Transaction Documents against the other parties thereto, we have assumed that the Transaction Documents are enforceable against such other parties.

On the basis of such examination, our reliance upon the assumptions stated in this opinion and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

1. All covenants and conditions precedent under the Indenture with respect to the execution and delivery of the Transaction Documents by the Issuers, the Guarantors and the Trustee have been complied with (including Section 9.03 of the Indenture), the execution and delivery of the Transaction Documents by the Issuers, the Guarantors and the Trustee are permitted by the Indenture and the amendments to the Indenture set forth in the Supplemental Indenture are authorized or permitted by the Indenture.

2. The Transaction Documents (i) are the legal, valid and binding obligation of the Issuers and the Guarantors, enforceable against them in accordance with their terms, except as

O’MELVENY & MYERS LLP

The Bank of New York Mellon Trust Company

August 1, 2012

may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law and possible judicial action giving effect to governmental actions or foreign laws affecting creditors’ rights and (ii) comply with the provisions of the Indenture (including Section 9.03).

The opinions as expressed herein are subject to the following qualifications:

(a) Our opinion in paragraph 2(i) above as to the enforceability of the Transaction Documents is subject to: (i) public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification against its own gross negligence, willful misconduct or unlawful conduct; (ii) the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law; (iii) the unenforceability under certain circumstances of provisions imposing penalties, liquidated damages or other economic remedies; and (iv) the unenforceability under certain circumstances of provisions appointing one party as trustee for an adverse party or provisions for the appointment of a receiver.

(b) We express no opinion as to any provision of the Transaction Documents insofar as it purports to grant a right of setoff in respect of any Issuer’s or Guarantor’s assets to any person other than a creditor of such Issuer or Guarantor.

(c) We advise you that any provision of the Transaction Documents that provides for exclusive or non-exclusive jurisdiction of the courts of a particular state and federal courts sitting in that state may not be binding on the courts in the forum(s) selected or excluded.

The law covered by this opinion is limited to the present law of the State of New York and the present Trust Indenture Act of 1939. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.

This opinion is furnished by us as counsel for the Issuers and may be relied upon by you, as Trustee, only in connection with the execution and delivery of the Transaction Documents and related matters. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person without in each instance our prior written consent. This opinion is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion and come to our attention, or any future changes in laws.

Very truly yours,

O’Melveny & Myers LLP

Exhibit A

Second Supplemental Indenture

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of August 1, 2012 among QC ENVIRONMENTAL SERVICES, INC., a North Dakota corporation, QC ENERGY RESOURCES NORTHWEST, LLC, a Delaware limited liability company, QC ENERGY RESOURCES TEXAS, LLC, a Delaware limited liability company, QC ENERGY LOGISTICS, LLC, a Delaware limited liability company, and QUALITY BULK LOGISTICS, LLC, a Delaware limited liability company (each, a “New Guarantor” and, collectively, the “New Guarantors”), the other Guarantors named in the signature pages hereto, QUALITY DISTRIBUTION, LLC, a Delaware limited liability company, and QD CAPITAL CORPORATION, a Delaware corporation (together, the “Issuers”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuers and certain Guarantors named therein have heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of November 3, 2010, providing for the issuance of the Issuers’ Second-Priority Senior Secured Notes due 2018 (the “Notes”), initially in the aggregate principal amount of $225,000,000;

WHEREAS, Section 4.11 of the Indenture provides that under certain circumstances the Issuers are required to cause each New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which such New Guarantors shall unconditionally guarantee all the Issuers’ Obligations under the Notes and the Indenture pursuant to a Guarantee on the terms and conditions set forth herein;

WHEREAS, Sections 9.01(a)(iv), (x) and (xii) of the Indenture provide, respectively, that the Issuers, the Guarantors and the Trustee may amend the Indenture without the consent of the holders to (i) add a Guarantor with respect to the Notes pursuant to Section 4.11, (ii) surrender any right or power in the Indenture conferred upon the Issuers and (iii) make any change that does not adversely affect the rights of any holder;

WHEREAS, the Issuers, the Guarantors, the New Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture;

WHEREAS, the Issuers have complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture; and

WHEREAS, the Issuers have requested that the Trustee execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the New Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “holders” in

1

this Supplemental Indenture shall refer to the term “holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such holders. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Effectiveness. This Supplemental Indenture shall become effective immediately upon its execution and delivery by the Issuers and the Trustee.

3. Agreement to Guarantee. Each New Guarantor hereby agrees, jointly and severally with all existing Guarantors and all other New Guarantors, to unconditionally guarantee the Issuers’ Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article XII of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

4. Amendments. Section 11.04 of the Indenture is hereby amended by:

(i) in subsection (a) thereof, replacing the phrase “subject to subsections (b) and (c) of this Section 11.04” with the phrase “subject to subsections (b), (c) and (d) of this Section 11.04”; and

(ii) adding the following new subsection (d) at the end thereof:

“ (d) Notwithstanding anything herein to the contrary, to the extent necessary in order that under Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act of 1933 (or any other law, rule or regulation), any direct or indirect parent of QD LLC not be required to file separate financial statements of QD, LLC and/or its Subsidiaries with the SEC (or any other governmental agency), none of (i) the provisions of Section 11.04(a) or (ii) the provisions of Article XII of this Indenture shall operate to release the Guarantee of any direct or indirect parent of QD LLC.”

5. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

7. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals contained herein shall be taken as the statement of the Issuers, the Guarantors and the New Guarantors and the Trustee assumes no responsibility for their correctness.

8. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

2

9. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

10. Notices. All notices or other communications to the New Guarantors shall be given as provided in Section 13.02 of the Indenture.

3

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

QUALITY DISTRIBUTION, LLC, as an Issuer

By:	/s/ Gary R. Enzor
Name: Gary R. Enzor
Title: CEO

QD CAPITAL CORPORATION, as an Issuer

By:	/s/ Gary R. Enzor
Name: Gary R. Enzor
Title: CEO

BOASSO AMERICA CORPORATION, as a Guarantor

By:	/s/ Gary R. Enzor
Name: Gary R. Enzor
Title: CEO

CHEMICAL LEAMAN CORPORATION, as a Guarantor

By:	/s/ Gary R. Enzor
Name: Gary R. Enzor
Title: CEO

ENVIROPOWER INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name: Gary R. Enzor
Title: CEO

4

QUALA SYSTEMS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

POWER PURCHASING, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

AMERICAN TRANSINSURANCE GROUP, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

MEXICO INVESTMENTS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

MTL OF NEVADA, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

5

QD RISK SERVICES, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QUALITY CARRIERS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC DRY BULK, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY RESOURCES, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENVIRONMENTAL SERVICES, INC. as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

6

QC ENERGY RESOURCES NORTHWEST, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title	CEO

QC ENERGY RESOURCES TEXAS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title	CEO

QC ENERGY LOGISTICS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title	CEO

QUALITY BULK LOGISTICS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title	CEO

7

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely as Trustee

By:	/s/ Melonee Young
Name:	Melonee Young
Title:	Vice President

8

Exhibit B

Officer’s Certificate

OFFICER’S CERTIFICATE

August 1, 2012

This Officer’s Certificate is delivered pursuant to the Indenture, dated as of November 3, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Quality Distribution, LLC, a Delaware limited liability company (the “Company”), QD Capital Corporation, a Delaware corporation (together with the Company, the “Issuers”), the guarantors party thereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), relating to the 9.875% Second-Priority Senior Secured Notes due 2018 of the Issuers. Reference is hereby made to (i) the Second Supplemental Indenture, of even date herewith (the “Supplemental Indenture”), among the Issuers, QC Environmental Services, Inc., a North Dakota corporation, QC Energy Resources Northwest, LLC, a Delaware limited liability company, QC Energy Resources Texas, LLC, a Delaware limited liability company, QC Energy Logistics, LLC, a Delaware limited liability company and Quality Bulk Logistics, LLC, a Delaware limited liability company (each, an “Additional Guarantor” and, collectively, the “Additional Guarantors”), the other Guarantors and the Trustee, in the form attached here to as Exhibit A, (ii) Supplement No. 2 to the Collateral Agreement dated as of the date hereof (“Supplement No.2”), between the Additional Guarantors and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent and (iii) the Acknowledgement to the Intercreditor Agreement dated as of the date hereof by the Additional Guarantors, Bank of America, N.A., as Intercreditor Agent, and the Trustee, as Second Priority Agent (the “Acknowledgement” and, together with the Supplemental Indenture and Supplement No.2, the “Transaction Documents”). Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Indenture

The Issuers hereby request the Trustee to execute and deliver the Transaction Documents on the date hereof.

The undersigned officer of the Issuers, in his or her capacity as such and not in his or her individual capacity, hereby certifies on behalf of the Issuers as follows:

1.	He or she has read all of the covenants and conditions of the Indenture and the related definitions (including, but not limited to, Sections 4.11, 9.01, 9.06, 13.04 and 13.05 of the Indenture) with respect to the execution and delivery of the Transaction Documents by the Trustee.

2.	The statements made in this Officer’s Certificate are based upon an examination and investigation of the provisions of the Indenture and each of the other documents, certificates and corporate or other records that he or she considered appropriate.

3.

He or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether the covenants and conditions precedent, if any, under the Indenture with respect to the execution and delivery of the Transaction Documents by the Trustee have been complied with, whether the amendments to the Indenture set forth in the Supplemental Indenture are authorized or permitted by the Indenture and whether the Transaction Documents are the legal, valid and binding obligation of the Issuers and the Guarantors enforceable against them in accordance with their terms and comply with the provisions of the Indenture (including Section 9.03).

5.	In the opinion of the undersigned, such covenants and conditions precedent under the Indenture with respect to the execution and delivery of the Supplemental Indenture Documents by the Trustee have been complied with, the amendments to the Indenture set forth in the Supplemental Indenture are authorized or permitted by the Indenture and the Transaction Documents are the legal, valid and binding obligation of the Issuers and the Guarantors enforceable against them in accordance with their terms and comply with the provisions of the Indenture (including Section 9.03).

As to various questions of law relevant to the certification listed above in paragraph 5, each of the undersigned has relied upon the opinion of O’Melveny & Meyers LLP, special counsel to the Issuers, delivered concurrently herewith.

IN WITNESS WHEREOF, the undersigned have duly executed this Officer’s Certificate as of the date first written above.

QUALITY DISTRIBUTION, LLC, as an Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title	CEO

QD CAPITAL CORPORATION, as an Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title	CEO

Exhibit A

Second Supplemental Indenture

(attached)

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of August 1, 2012 among QC ENVIRONMENTAL SERVICES, INC., a North Dakota corporation, QC ENERGY RESOURCES NORTHWEST, LLC, a Delaware limited liability company, QC ENERGY RESOURCES TEXAS, LLC, a Delaware limited liability company, QC ENERGY LOGISTICS, LLC, a Delaware limited liability company, and QUALITY BULK LOGISTICS, LLC, a Delaware limited liability company (each, a “New Guarantor” and, collectively, the “New Guarantors”), the other Guarantors named in the signature pages hereto, QUALITY DISTRIBUTION, LLC, a Delaware limited liability company, and QD CAPITAL CORPORATION, a Delaware corporation (together, the “Issuers”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuers and certain Guarantors named therein have heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of November 3, 2010, providing for the issuance of the Issuers’ Second-Priority Senior Secured Notes due 2018 (the “Notes”), initially in the aggregate principal amount of $225,000,000;

WHEREAS, Section 4.11 of the Indenture provides that under certain circumstances the Issuers are required to cause each New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which such New Guarantors shall unconditionally guarantee all the Issuers’ Obligations under the Notes and the Indenture pursuant to a Guarantee on the terms and conditions set forth herein;

WHEREAS, Sections 9.01(a)(iv), (x) and (xii) of the Indenture provide, respectively, that the Issuers, the Guarantors and the Trustee may amend the Indenture without the consent of the holders to (i) add a Guarantor with respect to the Notes pursuant to Section 4.11, (ii) surrender any right or power in the Indenture conferred upon the Issuers and (iii) make any change that does not adversely affect the rights of any holder;

WHEREAS, the Issuers, the Guarantors, the New Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture;

WHEREAS, the Issuers have complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture; and

WHEREAS, the Issuers have requested that the Trustee execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the New Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “holders” in this Supplemental Indenture shall refer to the term “holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such holders. The words “herein,” “hereof and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Effectiveness. This Supplemental Indenture shall become effective immediately upon its execution and delivery by the Issuers and the Trustee.

3. Agreement to Guarantee. Each New Guarantor hereby agrees, jointly and severally with all existing Guarantors and all other New Guarantors, to unconditionally guarantee the Issuers’ Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article XII of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

4. Amendments. Section 11.04 of the Indenture is hereby amended by:

(i) in subsection (a) thereof, replacing the phrase “subject to subsections (b) and (c) of this Section 11.04” with the phrase “subject to subsections (b), (c) and (d) of this Section 11.04”; and

(ii) adding the following new subsection (d) at the end thereof:

“ (d) Notwithstanding anything herein to the contrary, to the extent necessary in order that under Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act of 1933 (or any other law, rule or regulation), any direct or indirect parent of QD LLC not be required to file separate financial statements of QD, LLC and/or its Subsidiaries with the SEC (or any other governmental agency), none of (i) the provisions of Section 11.04(a) or (ii) the provisions of Article XII of this Indenture shall operate to release the Guarantee of any direct or indirect parent of QD LLC.”

5. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

7. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals contained herein shall be taken as the statement of the Issuers, the Guarantors and the New Guarantors and the Trustee assumes no responsibility for their correctness.

8. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

9. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

10. Notices. All notices or other communications to the New Guarantors shall be given as provided in Section 13.02 of the Indenture.

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

QUALITY DISTRIBUTION, LLC, as an Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QD CAPITAL CORPORATION, as an Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

BOASSO AMERICA CORPORATION, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

CHEMICAL LEAMAN CORPORATION, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

ENVIROPOWER INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QUALA SYSTEMS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

POWER PURCHASING, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

AMERICAN TRANSINSURANCE GROUP, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

MEXICO INVESTMENTS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

MTL OF NEVADA, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QD RISK SERVICES, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QUALITY CARRIERS, INC., as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC DRY BULK, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY RESOURCES, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENVIRONMENTAL SERVICES, INC. as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY RESOURCES NORTHWEST, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY RESOURCES TEXAS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY LOGISTICS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QUALITY BULK LOGISTICS, LLC, as a Guarantor

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely as Trustee

By:	/s/ Melonee Young
Name:	Melonee Young
Title:	Vice President

SUPPLEMENT NO. 2 dated as of August 1, 2012 (this “Supplement”), to the Collateral Agreement dated as of November 3, 2010 (the “Collateral Agreement”), among QUALITY DISTRIBUTION, LLC, a Delaware limited liability company (“QD LLC”), QD CAPITAL CORPORATION, a Delaware Corporation (together with QD LLC, the “Issuers”), QUALITY DISTRIBUTION, INC., each Subsidiary of QD LLC identified on Schedule I thereto or otherwise identified herein as a party (each, a “Subsidiary Pledgor” and collectively, the “Subsidiary Pledgors”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

A. Reference is made to the Indenture dated as of November 3, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Issuers, Holdings, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (the “Trustee”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Collateral Agreement.

C. The Pledgors have entered into the Collateral Agreement in order to induce to induce the Trustee to enter into the Indenture, and to induce the Holders of the Notes to purchase the Notes. Section 9.16 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Pledgors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each, a “New Subsidiary” and, collectively, the “New Subsidiaries”) is executing this Supplement in accordance with the requirements of the Indenture to become a Subsidiary Pledgor under the Collateral Agreement as consideration for the entry by the Trustee into the Indenture and the purchase of the Notes by the Holders.

Accordingly, the Collateral Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 9.16 of the Collateral Agreement, each New Subsidiary by its signature below becomes a Subsidiary Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Pledgor, and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct, in all material respects, on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and Lien on all such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of such New Subsidiary. Each reference to a “Subsidiary Pledgor” or “Pledgor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary and (b) the Collateral Agent has executed a counterpart hereof.

SECTION 4. Schedules I, II, III, IV, V and VI and to the Collateral Agreement are hereby amended by supplementing such Schedules with the information for the New Subsidiaries contained in Annexes A, B, C, D, E and F attached hereto.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Collateral Agreement.

SECTION 9. Each New Subsidiary agrees to reimburse the Collateral Agent for reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

SECTION 10. The recitals contained herein shall be taken as the statements of the New Subsidiaries, and the Collateral Agent assumes no responsibility for their correctness. The Collateral Agent makes no representations as to the validity or sufficiency of this Supplement.

IN WITNESS WHEREOF, the New Subsidiaries and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

QC ENVIRONMENTAL SERVICES, INC.

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY RESOURCES NORTHWEST, LLC

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY RESOURCES TEXAS, LLC

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QC ENERGY LOGISTICS, LLC

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

QUALITY BULK LOGISTICS, LLC

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	CEO

ANNEX A

to Supplement No. 2 to the

Collateral Agreement

JL NAME; JURISDICTION OF FORMATION; CHIEF EXECUTIVE OFFICE; TYPE OF ORGANIZATION; WHETHER A REGISTERED ORGANIZATION; ORGANIZATIONAL IDENTIFICATION NUMBER, IF ANY;

FEDERAL TAXPAYER IDENTIFICATION NUMBER

[ILLEGIBLE]	Location of Chief Executive Office	Type of Organization	Registered Organization?	Organization Identification Number (or, if none, so indicate)	Federal Taxpayer Identification Number
[ILLEGIBLE]	4041 Park Oaks Blvd.,Ste 200 Tampa, Florida 33610	Corporation	Yes	31,519,000	45-5321615
[ILLEGIBLE]	4041 Park Oaks Blvd.,Ste 200 Tampa, Florida 33610	Limited Liability Compary	Yes	5068899	45-3853313
[ILLEGIBLE]	4041 Park Oaks BIvd.,Ste 200 Tampa, Florida 33610	Limited Liability Company	Yes	5091658	35-2433295
[ILLEGIBLE]	4041 Park Oaks Blvd.,Ste 200 Tampa, Florida 33610	Limited Liability Company	Yes	5189738	Not yet applied for.
[ILLEGIBLE]	4041 Park Oaks BlvD.,Ste 200 Tampa, Florida 33610	Limited Liability Company	Yes	5189735	Not yet applied for.

ANNEX B

to Supplement No. 2 to the

Collateral Agreement

PLEDGED SECURITIES OF THE NEW SUBSIDIARIES

Equity Interests

None.

Debt Securities

None.

ANNEX C

to Supplement No. 2 to the

Collateral Agreement

PATENTS, TRADEMARKS AND COPYRIGHTS

None.

ANNEX D

to Supplement No. 2 to the

Collateral Agreement

FILING JURISDICTIONS

QC Environmental Services, Inc.	North Dakota

QC Energy Resources Northwest, LLC	Delaware

QC Energy Resources Texas, LLC	Delaware

QC Energy Logistics, LLC	Delaware

Quality Bulk Logistics, LLC	Delaware

ANNEX E

to Supplement No. 2 to the

Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

ANNEX F

to Supplement No. 2 to the

Collateral Agreement

MATTERS RELATING TO ACCOUNTS AND INVENTORY

None.

ANNEX G

to Supplement No. 2 to the

Collateral Agreement

TRANSPORTATION EQUIPMENT

None.

ACKNOWLEDGEMENT OF INTERCREDITOR AGREEMENT

This Acknowledgement of Intercreditor Agreement (this “Acknowledgement”) dated as of August 1, 2012 by the undersigned is made in reference to the Intercreditor Agreement, dated as of November 3, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Bank of America, N.A., as Intercreditor Agent, and The Bank of New York Mellon Trust Company, N.A., as Second Priority Agent.

Reference is also made to (i) the Credit Agreement dated as of August 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Quality Distribution, LLC, (the “Company”), Quality Distribution, Inc. (“Holdings”), Bank of America, N.A., as administrative and collateral agent, and the lenders and other agents party thereto and (ii) the Indenture, dated as of November 3, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, QD Capital Corporation, a Delaware corporation, (together with the Company, the “Issuers”), the guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 9.875% Second-Priority Senior Secured Notes due 2018 of the Issuers.

Capitalized terms used in this Acknowledgement and not otherwise defined herein shall have the meanings set forth in the Intercreditor Agreement.

Each of the undersigned Loan Parties (each, a “Grantor”) consents to the terms of the Intercreditor Agreement. Each Grantor agrees not to take any action that would be contrary to the provisions of the Intercreditor Agreement and agrees that, except as otherwise provided therein, including with respect to those provisions of which the Company is an intended third party beneficiary, no Second Priority Agent, First Lien Agent, Senior Lender or Second Priority Secured Party shall have any liability to the Grantor for acting in accordance with the provisions of the Intercreditor Agreement, the Credit Agreement, the Indenture and other collateral, security and credit documents referred to therein. Each Grantor understands that it is not an intended beneficiary or third party beneficiary of the Intercreditor Agreement except that it is an intended beneficiary and third party beneficiary thereof with the right and power to enforce with respect to Sections 5.1, 5.3, 5.7, 8.3 (solely with respect to the final sentence thereof), 8.16 and 8.22 thereof and as otherwise provided therein. Each Grantor agrees to be bound by Section 8.22 of the Intercreditor Agreement.

Notwithstanding anything to the contrary in the Intercreditor Agreement or provided herein, each of the undersigned and each party to the Intercreditor Agreement agree, on behalf of itself and in its capacity as agent under the Intercreditor Agreement, that (i) Holdings, the Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of the Intercreditor Agreement except to the extent their rights are adversely affected (in which case the Company shall have the right to consent to or approve any such amendment, modification or waiver) and (ii) upon the Company’s request in connection with a designation of additional obligations as Other First Priority Lien Obligations or Future Second Lien Indebtedness, any First Lien Agent and/or any Second Priority Agent shall enter into such supplemental agreements (which may each take the form of a joinder to the Intercreditor Agreement) to facilitate the designation of such additional obligations as contemplated by Section 8.22 of the Intercreditor Agreement as the Company may request.

Without limitation of the Intercreditor Agreement, the undersigned agree, at the Company’s expense, to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as any of the Company, the Intercreditor Agents, the Trustee or any other First Lien Agent or Second Priority Agent may reasonably request to effectuate the terms of the Intercreditor Agreement.

THIS ACKNOWLEDGEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE BOUND HEREBY DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Acknowledgement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of this Acknowledgement by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Acknowledgement. Any party delivering an executed counterpart of this Acknowledgement by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Acknowledgement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Acknowledgement.

*  *  *  *  *  *  *

IN WITNESS WHEREOF, the undersigned have caused this Acknowledgment to be executed as of the date first set forth above.

QC ENVIRONMENTAL SERVICES, INC., as a Grantor

By:	/s/ Gary R. Enzor
Name: Gary R. Enzor Title: CEO

QC ENERGY RESOURCES NORTHWEST, LLC as a Grantor

By:	/s/ Gary R. Enzor
Name: Gary R. Enzor Title: CEO

QC ENERGY RESOURCES TEXAS, LLC, as a Grantor

By:	/s/ Gary R. Enzor
Name: Gary R. Enzor Title: CEO

QC ENERGY LOGISTICS, LLC, as a Grantor

By:	/s/ Gary R. Enzor
Name: Gary R. Enzor Title: CEO

QUALITY BULK LOGISTICS, LLC., as a Grantor

By:	/s/ Gary R. Enzor
Name: Gary R. Enzor Title: CEO

Acknowledged:

The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee, as Second Priority Agent

By:	/s/ Melonee Young
Name: Melonee Young
Title: Vice President

Bank of America, N.A.,

in its capacity as Administrative Agent, as Collateral Agent, as Intercreditor Agent

By:
Name: Title:

Acknowledged:

The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee, as Second Priority Agent

By:
Name:
Title:

Bank of America, N.A.,

in its capacity as Administrative Agent, as Collateral Agent, as Intercreditor Agent

By:	/s/ William [ILLEGIBLE]
Name: William [ILLEGIBLE] Title: Vice President